Exhibit 99.2

Novo Integrated Sciences Announces Three New Independent Directors Appointed to its Board of Directors and Formation of an Audit Committee

Bellevue, Washington--(Business Wire – January 28, 2021) - Novo Integrated Sciences, Inc. (OTCQB: NVOS), a provider of multi-dimensional primary healthcare services and products in Canada and the U.S. (the “Company”), announces today that it has increased the size of the Company’s Board of Directors (the “Board”) from 4 to 7 members and appointed Michael Pope, Robert Oliva, and Alex Flesias as directors of the Company. These three individuals have also been appointed to serve on the Company’s newly formed Audit Committee, with Mr. Pope being the Committee Chairman. All three have joined the Board and Audit Committee effective January 26, 2021.

Robert Mattacchione, the Company’s CEO and Board Chairman, stated, “We are extremely pleased to welcome Michael, Rob and Alex as new independent directors to the Novo Integrated Sciences Board. The addition of top talent and highly accomplished leaders to our Board and Audit Committee will provide valuable perspectives and experience as we continue to execute our strategy, drive growth and work to build long-term shareholder value for our Company.”

Michael Pope serves as the CEO and Chairman at Boxlight Corporation (Nasdaq:BOXL), a global provider of interactive technology solutions, where he has been an executive since July 2015 and director since September 2014. Mr. Pope has led Boxlight through nine acquisitions from 2016 to 2020, a Nasdaq IPO in November 2017, and over $100 million in debt and equity fundraising. He previously served as Managing Director at Vert Capital, a private equity and advisory firm from October 2011 to October 2016, managing portfolio holdings in the education, consumer products, technology and digital media sectors. Prior to joining Vert Capital, from May 2008 to October 2011, Mr. Pope was Chief Financial Officer and Chief Operating Officer for the Taylor Family in Salt Lake City, managing family investment holdings in consumer products, professional services, real estate and education. Mr. Pope also held positions including senior SEC reporting at Omniture (previously listed on Nasdaq and acquired by Adobe (Nasdaq:ADBE) in 200) and Assurance Associate at Grant Thornton. He holds an active CPA license and serves on the boards of various organizations. Mr. Pope earned his undergraduate and graduate degrees in accounting from Brigham Young University with academic honors. Our Board believes Mr. Pope’s broad and extensive finance and operations experience uniquely position him to provide a wide array of insight and knowledge as the Company pursues its next phase of growth and expansion.

Robert “Rob” Oliva is the owner of Toronto based Venture Metal Works, a leading mid-market enterprise which specializes in architectural and structural steel design, fabrication and manufacturing for the construction industry throughout Canada. Prior to founding Venture Metal Works in 2011, for 28 years Mr. Oliva worked for, and ultimately became the owner of, Tor Steel Company Limited, which provided architectural and structural steel products for the Canadian based construction industry. For over 39 years, Mr. Oliva has developed proven expertise in delivering system and operational efficiency while managing aggressive, yet sustainable growth. As a successful business owner, he brings the Company a wealth of knowledge in areas related to implementing efficient operational strategy, developing system processes, supply-chain management and sales. Mr. Oliva’s proven business development success provides the Company with the ability to determine the optimal balance of both present activity and future vision and its direct impact on the Company’s strategic direction and priorities.

Alex Flesias, B.A., LLB has been a partner at Hammond Flesias Law Firm in Toronto, Canada since 2007. Mr. Flesias manages a general commercial litigation practice with a strong focus on construction and real estate related matters. Mr. Flesias has extensive experience litigating complex disputes involving financial institutions, as well as landlord-tenant matters. In 1997, Mr. Flesias graduated with an Honours Bachelor of Arts Degree in Political Science and History from the University of Toronto, followed by earning his Master of Arts degree in Political Science at York University in 1998. Mr. Flesias obtained his LLB from Osgoode Hall Law School in 2000. As a lawyer with vast exposure to the business world, Alex provides the Company with a unique diversity of thought and background integral to making well informed decisions and judgments.

About Novo Integrated Sciences, Inc.

Novo Integrated Sciences, Inc. is a U.S. based corporation which owns Canadian and U.S. subsidiaries that deliver, or intend to deliver, multidisciplinary primary health care related services and products through the integration of medical technology, advanced therapeutics and rehabilitative science.

Currently, the Company’s revenue is generated solely through its wholly owned Canadian subsidiary, Novo Healthnet Limited (“NHL”), which provides services and products through both clinic and eldercare related operations.

NHL’s team of multidisciplinary primary health care clinicians and practitioners provide assessment, diagnosis, treatment, pain management, rehabilitation, education and primary prevention for a wide array of orthopedic, musculoskeletal, sports injury, and neurological conditions across various demographics including pediatric, adult, and geriatric populations through NHL’s 16 corporate-owned clinics, a contracted network of 103 affiliate clinics, and 218 eldercare related long-term care homes, retirement homes, and community-based locations in Canada.

Additionally, we continue to expand our patient care philosophy of maintaining an on-going continuous connection with our patient community, beyond the traditional confines of brick-and-mortar facilities, by extending oversight of patient diagnosis, care and monitoring, directly through various Medical Technology Platforms, either in-use or under development.

For more information concerning Novo Integrated Sciences, please visit www.novointegrated.com For more information on NHL, please visit www.novohealthnet.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as “believe,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks and uncertainties are discussed in Novo Integrated Sciences’ filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond Novo Integrated Sciences’ control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects Novo Integrated Sciences’ current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. Novo Integrated Sciences assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The contents of any website referenced in this press release are not incorporated by reference herein.

Contact:

Chris David, President
Novo Integrated Sciences, Inc.
chris.david@novointegrated.com
(206) 617-9797